5. Time Deposits	12 Months Ended
Dec. 31, 2014
Banking and Thrift [Abstract]
Time Deposits

At December 31, 2014, the scheduled maturities of time deposits are as follows:

(Dollars in thousands)

2015	$131,001
2016	37,065
2017	17,029
2018	8,336
2019 and thereafter	3,007

Total	$196,438

At December 31, 2014 and 2013, the Company had approximately $11.4 million and $15.1 million, respectively, in time deposits purchased through third party brokers, including certificates of deposit participated through the Certificate of Deposit Account Registry Service (“CDARS”) on behalf of local customers.  CDARS balances totaled $11.0 million and $15.1 million as of December 31, 2014 and 2013, respectively.  The weighted average rate of brokered deposits as of December 31, 2014 and 2013 was 0.13% and 0.14%, respectively.